UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 1, 2010

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

As previously reported on December 2, 2010, Insmed Incorporated (the “Company”) closed its business combination with Transave, Inc. a Delaware corporation (“Transave”).  The purpose of this Amendment No. 1 to the Current Report on Form 8-K is to file the financial statements and pro forma information required by Item 9.01.

Important Information

The Company intends to file a proxy statement and other relevant materials with the SEC to obtain shareholder approval (the “Shareholder Approval”) (i) of the conversion of the Series B Conditional Convertible Preferred Stock issued to the former holders of Transave’s preferred stocks and the issuance of the Company’s common stock, par value $.01 per share (the “Common Stock”), upon such conversion and (ii) to effect a 10 for one reverse stock split of the Company’s outstanding shares of Common Stock.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER APPROVAL. The proxy statement, any amendments or supplements to the proxy statement and other relevant documents filed by the Company with the SEC will be available free of charge through the web site maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from the Company’s website at www.insmed.com or by writing to: Insmed Incorporated, 8720 Stony Point Parkway, Suite 200, Richmond, Virginia, 23235, Attention: Mr. W. McIlwaine Thompson, Corporate Secretary.

The Company and its directors and executive officers are deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Shareholder Approval.  Information regarding the Company’s directors and executive officers is included in the Company’s definitive proxy statement for its 2010 annual meeting of shareholders held on June 9, 2010, which was filed with the SEC on April 30, 2010.  Other information regarding the participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed in connection with the Shareholder Approval.

Cautionary Statement

The issuance of the securities in the transactions described in this Amendment No. 1 to Form 8-K and the Form 8-K dated December 2, 2010 has not been registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Amendment No. 1 to Form 8-K and the Form 8-K dated December 2, 2010 shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following audited financial statements of Transave are attached hereto as Exhibit 99.1:
•	Report of Ernst & Young LLP, Independent Auditors
•	The balance sheets as of December 31, 2009 and 2008
•	The statements of operations for the years ended 2009 and 2008 and for the period from May 27, 1997 (Inception) to December 31, 2009
•	The statements of stockholders’ deficiency for the years ended 2009 and 2008 and for the period from May 27, 1997 (Inception) to December 31, 2009
•	The statements of cash flows for the years ended 2009 and 2008 and for the period from May 27, 1997 (Inception) to December 31, 2009
•	Notes to the financial statements for the years ended 2009 and 2008

The following unaudited financial statements of Transave are attached hereto as Exhibit 99.2:
•	The unaudited balance sheet as of September 30, 2010 and December 31, 2009
•	The unaudited statements of operations for the nine months ended September 30, 2010 and 2009 and for the period from May 27, 1997 (Inception) to September 30, 2010
•	The unaudited statements of cash flows for the nine months ended September 30, 2010 and 2009 and for the period from May 27, 1997 (Inception) to September 30, 2010
•	Notes to unaudited financial statements

(b) Pro forma financial information.

The following unaudited pro forma financial information is attached hereto as Exhibit 99.3:
•	The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2010 and for the twelve months ended December 31, 2009
•	The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2010
•	Notes to the unaudited pro forma condensed combined consolidated financial statements

(d) Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Audited Financial Statements of business acquired listed in Item 9.01(a).

99.2	Unaudited Financial Statements of business acquired listed in Item 9.01(a).

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Insmed Incorporated

Date: January 14, 2011

      By: /s/ Kevin P. Tully C.G.A.
      Name: Kevin P. Tully C.G.A.
Title: Executive Vice President & Chief Financial Officer